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Exhibit 32

CERTIFICATION of CHIEF EXECUTIVE OFFICER and CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

        In connection with the Annual Report on Form 10-K of MERGE TECHNOLOGIES INCORPORATED (the "Company") for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Richard A. Linden, as Chief Executive Officer of the Company, and Scott T. Veech, as Chief Financial Officer of the Company, each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

          (1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 7, 2005	By:	/s/ RICHARD A. LINDEN Richard A. Linden Chief Executive Officer
Date: March 7, 2005	By:	/s/ SCOTT T. VEECH Scott T. Veech Chief Financial Officer

        This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

        See also the certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002, which are included in this annual report on Form 10-K.

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  Exhibit 32
CERTIFICATION of CHIEF EXECUTIVE OFFICER and CHIEF FINANCIAL OFFICER